Private Placement Financing 10-Q	6 Months Ended
Jun. 30, 2026
Private Placement Financing [Abstract]
Private Placement Financing
10. Private Placement Financing
Transaction Overview
On June 14, 2026, the Company entered into a Securities Purchase Agreement (the “SPA”) with certain investors, including Apeiron Investment Group Limited (“Apeiron”), the family office of
Co-Founder
and Chairman Christian Angermayer, and Maximilian Martin,
Co-Founder
and Chief Executive Officer of the Company, pursuant to which the Company agreed to issue and sell in a private placement an aggregate of 12,853,468 shares of Class A Common Stock and accompanying common warrants (the “Common Warrants”) at a combined purchase price of $3.89 per share, for expected aggregate gross proceeds of approximately $50.0 million.
The private placement is structured in three sequential closings:

•
Tranche 1 Closing occurred on June 17, 2026, pursuant to which the Company issued 6,426,733 shares of Class A Common Stock and 6,426,733 Common Warrants to purchase 6,426,733 shares of Class A Common Stock at an exercise price of $3.89 per share, generating gross proceeds of $25.0 million. A portion of the Tranche 1 Closing proceeds was used to repay in full the outstanding principal and accrued interest under the Working Capital Promissory Note dated March 18, 2026 issued by the Company in favor of Apeiron;

•
Tranche 2 Closing occurred on July 23, 2026, generating gross proceeds of $11.7 million from Apeiron. Prior to June 30, 2026, the Company received $8.5 million from Apeiron as partial funding toward the Tranche 2 Closing. As Tranche 2 Closing had not occurred as of June 30, 2026, and the related shares and warrants had not yet been issued, the $8.5 million received was recorded as Additional Paid in Capital in the accompanying condensed consolidated balance sheets;

•
Tranche 3 Closing is expected to close shortly and is expected to generate gross proceeds of approximately $13.3 million consisting of approximately $8.3 million from Apeiron and approximately $5.0 million from the Company’s Chief Executive Officer.

Concurrently with each closing, the Company executed a Registration Rights Agreement obligating it to file a registration statement covering the resale of the shares and warrant shares issued at each respective closing within 30 days of such closing, subject to liquidated damages for any missed deadlines of 1.0% of aggregate proceeds per
30-day
period, capped at 3.0% in the aggregate.
Accounting Treatment
Under ASC
815-40,
the Common Warrants are indexed to the Company’s own stock and meet all settlement conditions required for equity classification. The shares of Class A Common Stock and Common Warrants are both classified as equity, and the proceeds from each closing are allocated between the two instruments based on their relative fair values at the respective closing date, with the fair value of the Common Warrants of $3.02 determined using a Monte Carlo simulation model to capture path-dependent features including the accelerated expiration provision and the anti-dilution adjustment. The table below presents the key assumption utilized in the valuation.

Valuation date	6/17/2026
Exercise price	3.89
Contractual term	5.0 years
Expiration Date	6/30/2031
Risk-free interest rate	4.23%
Expected volatility	105.0%
Expected dividend yield	0